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                         PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (the "PLEDGE AGREEMENT") is made and dated as of the 16th day of May, 2000, by and between Michael T. Fiore, an individual ("BORROWER"), and Gentle Dental Management, Inc., a Delaware corporation ("SECURED PARTY").

                                    RECITALS

A. Secured Party has agreed to extend credit to Borrower on the terms and subject to the conditions set forth in the Promissory Note dated as of May 16, 2000 by Borrower in favor of Secured Party ("NOTE") and that Promissory Note dated as of June 16, 2000 by Borrower in favor of Secured Party ("2ND NOTE," and collectively with Note, the "NOTES") (capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Notes).

B. As collateral security for Borrower's obligations under the Notes, Borrower has agreed to pledge and to grant to Secured Party a security interest in and lien upon certain property of Borrower described more particularly herein.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1. GRANT OF SECURITY INTEREST. Borrower hereby pledges and grants to Secured Party a security interest in all of Borrower's right, title and interest in the property described in Paragraph 2 below and as described in that certain First Amendment to the Employment Agreement dated March 11, 1999 by and between InterDent, Inc. ("COMPANY") and the Borrower effective as of May 8, 2000 (the "AMENDMENT") (collectively and severally, the "COLLATERAL"), to secure payment and performance of the Borrower's obligations under the Notes (collectively and severally, the "SECURED OBLIGATIONS").

                  2. COLLATERAL. The Collateral shall consist of all now existing and hereafter arising right, title and interest of Borrower in, under and to each of the following:

                           a) All securities of the Company described on
SCHEDULE 1 attached hereto (collectively, the "PLEDGED STOCK"), now owned by Borrower, together with all new, substituted and additional securities at any time issued with respect to any of the above (all of the above collectively and severally, the "PLEDGED COLLATERAL");

                           b) All now existing and hereafter arising rights of
the holder of Pledged Collateral with respect thereto, including, without limitation, and all rights to cash and non-cash dividends on account thereof (but excluding voting rights);

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                           c) All custodian, depositary, investment and other
accounts now or hereafter maintained with any Person in which the Pledged Collateral may at any time be held;

                           d) All of Borrower's right, title and interest in
and to (but not Borrower's obligations under) all now existing Stock Option Award Agreements, as listed on SCHEDULE 2 hereto, that convey a right to Borrower to purchase the Common Stock of either the Company or DentalXChange, in each case as such agreements may be amended, supplemented or otherwise modified from time to time (an "OPTION AGREEMENT", and collectively, the "OPTION AGREEMENTS"); and

                  e) All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto. Secured Party shall have sole and absolute discretion in (i) determining whether to accept as Collateral hereunder any item intended to be pledged or included in the Collateral hereunder by Borrower, and (ii) in the event such item shall be accepted as Collateral hereunder, requiring Borrower to furnish evidence that Secured Party shall have a first priority, perfected security in such item.

                  3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that: (a) Borrower is legally competent, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Pledge Agreement and the transactions contemplated hereby; (b) this Pledge Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms (except as enforceability may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights), and this Pledge Agreement grants to Secured Party a valid, first priority perfected and enforceable lien on the Collateral; (c) Borrower is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the sole owner thereof); (d) except for security interests in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral; and (e) Borrower is the record and beneficial owner of, and has good and marketable title to the Pledged Collateral.

                  4. COVENANTS OF BORROWER. Borrower hereby agrees: (a) to do all acts that may be necessary to maintain, preserve and protect the Collateral;
(b) not to use or permit any Collateral to be used unlawfully or in violation of any provision of the Notes, this Pledge Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof; (e) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (f) to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such


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records and such other reports and information relating to the Collateral as
Secured Party may reasonably request from time to time; (g) not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein except as hereinafter provided, and, to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party; and (h) following the occurrence of an Event of Default, to account fully for and promptly deliver and cause to be delivered to Secured Party, in the form received, all proceeds of the Collateral received, endorsed to Secured Party as appropriate, and until so delivered all proceeds shall be held in trust for Secured Party, separate from all other property of Borrower and identified as the property of Secured Party.

                  5. AUTHORIZED ACTION BY SECURED PARTY. Borrower hereby irrevocably appoints Secured Party, effective upon the occurrence and during the continuance of an Event of Default, as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) at any time and from time to time any act which Borrower is obligated by this Pledge Agreement to do, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process and preserve the Collateral; (d) transfer the Collateral to Secured Party's own or its nominee's name; and (e) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Borrower agrees to reimburse Secured Party upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, Secured Party may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Secured Obligations. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; PROVIDED, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                  6. DEFAULT AND REMEDIES. Upon the occurrence of any Event of Default, Secured Party may, at its option and without notice to or demand upon Borrower, and in addition to all rights and remedies at law or in equity or otherwise, (a) foreclose or otherwise enforce Secured Party's security interest in the Collateral in any manner permitted by law or provided for in this Pledge Agreement; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery on such terms and in such manner as Secured Party may determine; (c) require Borrower to assemble the Collateral and/or books and records relating thereto and make such available to Secured Party at a place to be designated by Secured Party; (d) recover from Borrower all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Pledge Agreement or by law; (e) enter


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into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (f) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate. Upon any sale or other disposition pursuant to this Pledge Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Borrower and Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Borrower hereby acknowledges and agrees that Secured Party may foreclose on any security held by it by one or more judicial or nonjudicial sales, or exercise any other right or remedy it may have against Borrower or any security held by it for the Obligations, without affecting or impairing in any way the rights of Secured Party with respect to the Collateral or the obligations of Borrower hereunder.

                  7. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Notes or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

                  8. WAIVER. Any waiver, forbearance, failure or delay by Secured Party in exercising, or the exercise or beginning of exercise by Secured Party of, any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party.

                  9. BINDING UPON SUCCESSORS. All rights of Secured Party under this Pledge Agreement shall inure to the benefit of Secured Party and its successors and assigns, and all obligations of Borrower shall bind its successors and assigns.

                  10. ENTIRE AGREEMENT; SEVERABILITY. This Pledge Agreement, the Notes, and the Amendment contain the entire agreement between Secured Party and Borrower. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                  11. CHOICE OF LAW. This Pledge Agreement shall be construed in accordance with and governed by the laws of the State of California and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

                  12. AMENDMENT. This Pledge Agreement may not be amended or modified except by a writing signed by each of the parties hereto.


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                  13. NOTICE. Any written notice, consent or other communication provided for in this Pledge Agreement shall be in writing (including facsimile transmission) unless otherwise provided herein, delivered personally or by depositing the same in the United States mail, registered, with postage prepaid, addressed to the party at such party's address set forth beneath such party's signature below. Such addresses may be changed by written notice given as provided herein.


EXECUTED as of the day and year first above written.

                                            BORROWER

                                             /s/ Michael T. Fiore
                                             ---------------------------------

                                             NAME:  MICHAEL T. FIORE

                                             TITLE: an individual, as Borrower

                                             ADDRESS:
                                                     -------------------------

                                                     -------------------------


                                             Gentle Dental Management, Inc.

                                             /s/ Steven R. Matzkin
                                             ---------------------------------

                                             NAME:  STEVEN R. MATZKIN

                                             TITLE:

                                             ADDRESS:
                                                     -------------------------

                                                     -------------------------


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